SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________

                                 Date of Report
              (Date of earliest event reported):  December 22, 1997


                       Bando McGlocklin Capital Corporation

             (Exact name of registrant as specified in its charter)


     Wisconsin                     0-22663                     39-1364345
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                    W239 N1700 Busse Road, Waukesha, WI  53188
           (Address of principal executive offices including zip code)

                                 (414) 523-4300
                         (Registrant's telephone number)

                    Item 4.  Changes in Registrant's Certifying Accountant.

                    (a) On December 22, 1997, the registrant notified Price Waterhouse LLP that it will be dismissed as the registrant's independent accountant upon completion of the audit of the restated financial statements for the period ended December 31, 1996. The financial statements for the period ended December 31, 1996 are being restated to reflect the deregistration of the Company, effective January 2, 1997, as an investment company under the Investment Company Act of 1940, and will be filed in the registrant's 1997 Form 10-K.

                    The reports of Price Waterhouse LLP on the financial statements of registrant for either of the past two fiscal years, and prior to the restatement above, did not contain any adverse opinion or any disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                    The dismissal of Price Waterhouse LLP was approved by the registrant's audit committee of its board of directors.

                    In connection with its audits for the two most recent fiscal years, and through December 22, 1997, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years.

                    There are no events required to be reported under Item 304(a)(1)(v) of Regulation S-K.

                    (b) On December 22, 1997, the independent accounting firm of BDO Seidman, LLP was engaged by registrant to audit its financial statements for the fiscal year ending December 31, 1997.

                    There are no items to report pursuant to Item
   304(a)(2)(i) or (ii) of Regulation S-K.

                    Item 7.  Financial Statements and Exhibits.

                    (a)  None.

                    (b)  None.

                    (c)  Letter from Price Waterhouse LLP, dated
                         December 30, 1997.

                    Pursuant to the requirements of the Securities Exchange Act of 1934, Bando McGlocklin Capital Corporation has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Bando McGlocklin Capital Corporation


                                        By:  /s/ Susan J. Hauke
                                             Susan J. Hauke
                                             Vice President Finance

                               EXHIBIT INDEX


Exhibit No.                    Exhibit

   7(c)                        Letter from Price Waterhouse LLP, dated
                                 December 30, 1997.